                                                                      EXHIBIT 10

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                            (ALL SALARIED EMPLOYEES)

                           Effective November 1, 2004
                           Supercedes November 1, 2003

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2004

                                   I. PURPOSE

      The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

      A.    To encourage excellence and high levels of performance.

      B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

      C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

      The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

      A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

      B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

      Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

      If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

      Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

      Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

      In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

      The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

      All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

      The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

  RANK       PER SHARE RETURN*   PERCENTAGE OF AWARD
  ----       -----------------   -------------------
Best (1st)       $  3.5603              100.0%
       2nd       $  3.5047               95.5%
       3rd       $  3.4491               91.0%
       4th       $  3.3936               86.5%
       5th       $  3.3380               82.0%
       6th       $  3.2825               77.5%
       7th       $  3.2269               73.0%
       8th       $  3.1714               68.5%
       9th       $  3.1158               64.0%
      10th       $  3.0603               59.5%
      11th       $  3.0047               55.0%
      12th       $  2.9491               50.5%
      13th       $  2.8935               46.0%
      14th       $  2.8379               41.5%
      15th       $  2.7823               37.0%
      16th       $  2.7267               32.5%
      17th       $  2.6711               28.0%
      18th       $  2.6155               23.5%
      19th       $  2.5599               19.0%
      20th       BELOW                   ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

      A = Gross Award

      S = Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

      P = Percentage of award earned based on above schedule

      M = Percent of salary eligible to be earned as a bonus based on EPS performance.

      FORMULA

          S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

      This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

      1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      4. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                               (DIVISION MANAGERS)

                           Effective November 1, 2004
                           Supercedes November 1, 2003

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             as of November 1, 2004

                                   I. PURPOSE

      The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

      A.    To encourage excellence and high levels of performance.

      B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

      C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

      The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

      A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

      B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

      Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

      If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

      Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                     IV. DETERMINATION OF AWARD AND PAYMENT

      Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

      In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

      Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

      The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

      The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

        V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

      A. EPS Bonus

      All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

      The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

  RANK       PER SHARE RETURN*   PERCENTAGE OF AWARD
  ----       -----------------   -------------------
Best (1st)       $  3.5603             100.0%
       2nd       $  3.5047              95.5%
       3rd       $  3.4491              91.0%
       4th       $  3.3936              86.5%
       5th       $  3.3380              82.0%
       6th       $  3.2825              77.5%
       7th       $  3.2269              73.0%
       8th       $  3.1714              68.5%
       9th       $  3.1158              64.0%
      10th       $  3.0603              59.5%
      11th       $  3.0047              55.0%
      12th       $  2.9491              50.5%
      13th       $  2.8935              46.0%
      14th       $  2.8379              41.5%
      15th       $  2.7823              37.0%
      16th       $  2.7267              32.5%
      17th       $  2.6711              28.0%
      18th       $  2.6155              23.5%
      19th       $  2.5599              19.0%
      20th       BELOW                  ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

             A   =   Gross Award

             S   =   Base Salary (excluding bonus award payments and other
                     items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

             P   =   Percentage of award earned based on above schedule

             M   =   Percent of salary eligible to be earned as a bonus based
                     on EPS performance.

             FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

            B. Performance Based Bonus

      All processing and production division managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (Texas, McComb and Collins) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

      These managers will be paid in accordance with the following schedules:

                                                           ASSIGNED                       CORPORATE
                                                            COMPLEX                      AGRI STATS
                          PERCENTAGE OF SALARY             OPERATING                       BOTTOM
                          ELIGIBLE TO BE EARNED              PROFIT                         LINE
                             AS BONUS BASED                  REPORT                        REPORT
                             ON PERFORMANCE                (PER HEAD)                     (PER HEAD)
                                FACTORS           (PERCENTAGE OF AWARD EARNED)   (PERCENTAGE OF AWARD EARNED)
TARGET                                                     TOP 10%                    TOP THREE PLACES
Prod. Div. Managers                20%                         50%                           50%
Proc. Div. Managers                20%                         50%                           50%
By-Products Div. Mgr.              20%                                                      100%

HIGH AVERAGE                                               TOP 20%                 PLACES FOUR THROUGH SIX
Prod. Div. Managers                20%                       33.3%                         33.3%
Proc. Div. Managers                20%                       33.3%                         33.3%
By-Products Div. Mgr.              20%                                                    66.67%

LOW AVERAGE                                                TOP 30%                PLACES SEVEN THROUGH NINE

Prod.  Div.  Managers              20%                       16.7%                         16.7%
Proc.  Div.  Managers              20%                       16.7%                         16.7%
By-Products Div. Mgr.              20%                                                     33.3%

      The division manager at the Foods Division will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "growth in pre-tax operating income" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                      PERCENTAGE OF SALARY
                      ELIGIBLE TO BE EARNED     TARGET             CORPORATE
                         AS BONUS BASED         PRE TAX            AGRI STATS
                         ON PERFORMANCE        OPERATING          BOTTOM LINE
                             FACTORS         INCOME GROWTH       RPT (PER HEAD)
      TARGET                                       54%      TOP THREE PLACES
Division Mgr.-Foods           20%                  80%      20%

                                                   50%
Division Mgr.-Foods           20%                  65%

      AVERAGE                                      46%      PLACES FOUR THROUGH SIX
Division Mgr.-Foods           20%                  50%      10%

                                                   42%
Division Mgr.-Foods           20%                  35%

      LOW                                          38%      PLACES SEVEN THROUGH NINE
Division Mgr.-Foods           20%                  20%      5%

      The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                   A   =  Gross Award

                   S   =  Salary (excluding bonus award payments and other
                          items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                   P   =  Percentage of award earned based on performance
                          factor

                   M   =  Percentage of salary eligible to be earned and paid
                          as a bonus on performance factor.

             FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

      This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

      1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

4. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                              (EXECUTIVE COMMITTEE)

                           Effective November 1, 2004
                           Supercedes November 1, 2003

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2004

                                   I. PURPOSE

      The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

      A.    To encourage excellence and high levels of performance.

      B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

      C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

      The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

      A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

      B. All salaried management and accounting trainees within the corporate structure.

      The maximum bonus award achievable will vary depending on the employee's position in the Company.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                         EMPLOYMENT/PARTICIPATION LEVEL

      Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

      If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

      Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

      Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

      In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than those management level employees specifically described in this program, this will be the sole basis for determining bonus awards.

      Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of such employees' bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of such employees' bonus will be determined by the Company's earnings per share performance, a portion of such employees' bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

      The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

      The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

      A.    All salaried employees

      All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

      The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

   RANK       PER SHARE RETURN*     PERCENTAGE OF AWARD
   ----       -----------------     -------------------
Best (1st)         $3.5603                  100.0%
        2nd        $3.5047                   95.5%
        3rd        $3.4491                   91.0%
        4th        $3.3936                   86.5%
        5th        $3.3380                   82.0%
        6th        $3.2825                   77.5%
        7th        $3.2269                   73.0%
        8th        $3.1714                   68.5%
        9th        $3.1158                   64.0%
       10th        $3.0603                   59.5%
       11th        $3.0047                   55.0%
       12th        $2.9491                   50.5%
       13th        $2.8935                   46.0%
       14th        $2.8379                   41.5%
       15th        $2.7823                   37.0%
       16th        $2.7267                   32.5%
       17th        $2.6711                   28.0%
       18th        $2.6155                   23.5%
       19th        $2.5599                   19.0%
       20th        BELOW                     ZERO

*Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =   Gross Award

                  S   =   Base Salary (excluding bonus award payments and other
                          items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                  P   =   Percentage of award earned based on above schedule

                  M   =   Percent of salary eligible to be earned as a bonus
                          based on EPS performance.

                     FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      For all employees other than those specifically set forth below, the percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) is 25%. The management level employees set forth below shall be eligible to earn a bonus based on EPS performance equal to the percent of their salary as set forth below ("M" in the above formula):

CEO                    50%

CFO,                   50%
COO/President          50%
Dir.-Marketing,        35%
Dir.-Production        35%
Dir.-Processing        35%

            B. Executive Committee

      Bonus awards under this Bonus Award Program for the Chief Executive Officer, Chief Financial Officer, VP-Sales, Director of Marketing, Director of Production, Director of Processing, Director of Development, the Controller, the Director of Administration, the Director of Technical Services, the Director of Sales and the Chief Financial Analyst will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head" report, net of bonus. Awards made to these individuals based on the operating performance factor will be as follows:

                                  PERCENTAGE OF SALARY        CORPORATE AGRI STATS
                                ELIGIBLE TO BE EARNED AS           BOTTOM LINE
                                   BONUS ON OPERATING           REPORT (PER HEAD)
                                   PERFORMANCE FACTORS     (PERCENTAGE OF AWARD EARNED)
TARGET                                                     TOP THREE PLACES
CEO                                       50%                                       100%
CFO, COO,                                 50%                                       100%
Dir. Mktg, Dir. Proc.                     35%                                       100%
Dir.Prod.                                 35%                                       100%
Controller, Dir. Admn.,                   25%                                       100%
Dir.Tech Svcs., Dir. Sales,               25%                                       100%
Dir. Devlop., Chief  Analyst              25%                                       100%

HIGH AVERAGE                                               PLACES FOUR THROUGH SIX
CEO                                       50%                                    66 2/3%
CFO, COO,                                 50%                                    66 2/3%
Dir.-Marketing,                           35%                                    66 2/3%
Dir.-Prod., Dir.-Proc.                    35%                                    66 2/3%
Controller, Dir.-Admin.,                  25%                                    66 2/3%
Dir-Tech Svcs., Dir.-Sales,               25%                                    66 2/3%
Dir. Develop.,Chief Analyst               25%                                    66 2/3%

LOW AVERAGE                                                PLACES SEVEN THROUGH NINE

CEO                                       50%                                    33 1/3%
CFO, COO,                                 50%                                    33 1/3%
Dir.-Marketing,                           35%                                    33 1/3%
Dir.-Prod., Dir.-Proc.,                   35%                                    33 1/3%
Controller, Dir.-Admin,                   25%                                    33 1/3%
Dir-Tech Svcs., Dir.-Sales,               25%                                    33 1/3%
Dir. Develop.,Chief Analyst               25%                                    33 1/3%

      The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

             A   =   Gross Award
             S   =   Base Salary (excluding bonus award
                     payments and other items of
                     miscellaneous income) of the
                     Participant during that portion of
                     the year in which he or she was
                     employed in a designated position.
             P   =   Percentage of award earned based on performance factor
             M   =   Percentage of salary eligible to be earned and paid as
                     a bonus on performance factor.

             FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

      This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

      1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      4. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                (GENERAL OFFICE PERFORMANCE AWARDS PARTICIPANTS)

                           Effective November 1, 2004
                           SUPERCEDES NOVEMBER 1, 2003

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2004

                                   I. PURPOSE

      The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

      A.    To encourage excellence and high levels of performance.

      B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

      C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

      The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

      A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

      B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

      Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

      If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

      Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

      Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

      In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

      Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for managers in the poultry division, and based on certain net income growth targets for managers in the foods division, all as described herein.

      The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

      The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

      A. EPS Performance

      All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

      The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

   RANK       PER SHARE RETURN*   PERCENTAGE OF AWARD
   ----       -----------------   -------------------
Best (1st)         $3.5603              100.0%
        2nd        $3.5047               95.5%
        3rd        $3.4491               91.0%
        4th        $3.3936               86.5%
        5th        $3.3380               82.0%
        6th        $3.2825               77.5%
        7th        $3.2269               73.0%
        8th        $3.1714               68.5%
        9th        $3.1158               64.0%
       10th        $3.0603               59.5%
       11th        $3.0047               55.0%
       12th        $2.9491               50.5%
       13th        $2.8935               46.0%
       14th        $2.8379               41.5%
       15th        $2.7823               37.0%
       16th        $2.7267               32.5%
       17th        $2.6711               28.0%
       18th        $2.6155               23.5%
       19th        $2.5599               19.0%
       20th        BELOW                 ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =   Gross Award
                  S   =   Base Salary (excluding bonus award
                          payments and other items of
                          miscellaneous income) of the
                          Participant during that portion
                          of the year in which he or she
                          was employed in a designated
                          position.
                  P   =   Percentage of award earned based on above schedule
                  M   =   Percent of salary eligible to be earned as a bonus
                          based on EPS performance.
                        FORMULA
                          S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

            B. Performance Based Bonus

      Bonus awards under this Bonus Award Program for the Nutritionist, Veterinarian, Assistant to Director of Live Production, Corporate Chill Pack Coordinator and Quality Assurance Manager will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head, report." Awards made to these individuals based on the operating performance factor will be as follows:

                          PERCENTAGE OF SALARY        CORPORATE AGRI STATS
                        ELIGIBLE TO BE EARNED AS          BOTTOM LINE
                           BONUS ON OPERATING          REPORT (PER HEAD)
                          PERFORMANCE FACTORS     (PERCENTAGE OF AWARD EARNED)
TARGET                                            TOP THREE PLACES
Corp. Processing Mgr.              20%                                     100%
Corp. Production Mgr.              20%                                     100%
Nutritionist                       15%                                     100%
Veterinarian                       15%                                     100%
Corp. Live Prod. Asst.             15%                                     100%
Quality Assurance Mgr              15%                                     100%
Corp. Maint. Mgr.                  15%                                     100%

HIGH AVERAGE                                      PLACES FOUR THROUGH SIX
Corp. Processing Mgr.              20%                                  66 2/3%
Corp. Production Mgr.              20%                                  66 2/3%
Nutritionist                       15%                                  66 2/3%
Veterinarian                       15%                                  66 2/3%
Corp. Live Prod. Asst              15%                                  66 2/3%
Quality Assurance Mgr              15%                                  66 2/3%
Corp. Maint. Mgr.                  15%                                  66 2/3%

LOW AVERAGE                                       PLACES SEVEN THROUGH NINE
Corp. Processing Mgr.              20%                                  33 1/3%
Corp. Production Mgr.              20%                                  33 1/3%
Nutritionist                       15%                                  33 1/3%
Veterinarian                       15%                                  33 1/3%
Corp. Live Prod. Asst.             15%                                  33 1/3%
Quality Assurance Mgr              15%                                  33 1/3%
Corp. Maint. Mgr.                  15%                                  33 1/3%

      All poultry sales managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (Collins, Texas and McComb) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report.

      These managers will be paid in accordance with the following schedule:

                                                               ASSIGNED                CORPORATE
                                  PERCENTAGE OF SALARY          COMPLEX               AGRI STATS
                                  ELIGIBLE TO BE EARNED        OPERATIONS               BOTTOM
                                      AS BONUS BASED       PROFIT (PER HEAD)          LINE REPORT
                                     ON PERFORMANCE           AGRI STATS              (PER HEAD)
                                         FACTORS          (% OF AWARD EARNED)     (% OF AWARD EARNED)
TARGET                                                          TOP 10%             TOP THREE PLACES
Manager Export Sales                        20%                      0%                 100.0%
Manager Debone/MDM Sales                    20%                     50%                    50%
Manager Cust. Relations                     20%                      0%                 100.0%
Corporate Export Sales Managers             15%                      0%                 100.0%
Corporate Sales Managers                    15%                     50%                    50%

HIGH AVERAGE                                                    TOP 20%          PLACES FOUR THROUGH SIX
Manager Export Sales                        20%                      0%                 66.67%
Manager Debone/MDM Sales                    20%                   33.3%                  33.3%
Manager Cust. Relations                     20%                      0%                 66.67%
Corporate Export Sales Managers             15%                      0%                 66.67%
Corporate Sales Managers                    15%                   33.3%                  33.3%

LOW AVERAGE                                                     TOP 30%         PLACES SEVEN THROUGH NINE
Manager Export Sales                        20%                      0%                  33.3%
Manager Debone/MDM Sales                    20%                   16.7%                  16.7%
Manager Cust. Relations                     20%                      0%                  33.3%
Corporate Export Sales Managers             15%                      0%                  33.3%
Corporate Sales Managers                    15%                   16.7%                  16.7%

      The Foods Sales Managers will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "pre-tax operating income growth" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                            PERCENTAGE OF SALARY
                            ELIGIBLE TO BE EARNED      TARGET               CORPORATE
                                AS BONUS BASED         PRE TAX              AGRI STATS
                                ON PERFORMANCE        OPERATING            BOTTOM LINE
                                   FACTORS          INCOME GROWTH         RPT (PER HEAD)
     TARGET                                              54%            TOP THREE PLACES
Manager Foods Div. Sales              20%                80%                  20%
Foods Sales Manager                   15%                80%                  20%
Prod. Development Mgr.                10%                80%                  20%

                                                         50%
Manager Foods Div. Sales              20%                65%
Foods Sales Manager                   15%                65%
Prod. Development Mgr                 10%                65%

     AVERAGE                                             46%        PLACES FOURTH THROUGH SIX
Manager Foods Div. Sales              20%                50%                  10%
Foods Sales Manager                   15%                50%                  10%
Prod. Development Mgr                 10%                50%                  10%

                                                         42%
Manager Foods Div. Sales              20%                35%
Foods Sales Manager                   15%                35%
Prod. Development Mgr                 10%                35%

     LOW                                                 38%        PLACES SEVEN THROUGH NINE
Manager Foods Div. Sales              20%                20%                   5%
Foods Sales Manager                   15%                20%                   5%
Prod. Development Mgr                 10%                20%                   5%


      The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                            A  =  Gross Award
                            S  =  Base Salary (excluding bonus award
                                  payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.
                            P  =  Percent age of award earned based on
                                  Performance factor
                            M  =  Percentage of salary eligible to be earned and
                                  paid as a bonus on performance factor.

                                  FORMULA
                               S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

      This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

      1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      4. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

        (PRODUCTION, PROCESSING AND FOODS PERFORMANCE AWARD PARTICIPANTS)

                           Effective November 1, 2004
                           Supercedes November 1, 2003

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2004

                                   I. PURPOSE

      The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

      A.    To encourage excellence and high levels of performance.

      B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

      C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

      The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

      A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

      B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

      Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

      If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

      Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

      Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

      In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

      Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for poultry division managers, and based on certain net income growth targets for managers in the foods division, all as described herein.

      The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

      The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

      A. EPS Bonus

      All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

      The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

   RANK       PER SHARE RETURN*    PERCENTAGE OF AWARD
   ----       -----------------    -------------------
Best (1st)         $3.5603                100.0%
        2nd        $3.5047                 95.5%
        3rd        $3.4491                 91.0%
        4th        $3.3936                 86.5%
        5th        $3.3380                 82.0%
        6th        $3.2825                 77.5%
        7th        $3.2269                 73.0%
        8th        $3.1714                 68.5%
        9th        $3.1158                 64.0%
       10th        $3.0603                 59.5%
       11th        $3.0047                 55.0%
       12th        $2.9491                 50.5%
       13th        $2.8935                 46.0%
       14th        $2.8379                 41.5%
       15th        $2.7823                 37.0%
       16th        $2.7267                 32.5%
       17th        $2.6711                 28.0%
       18th        $2.6155                 23.5%
       19th        $2.5599                 19.0%
       20th        BELOW                   ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                 A   =  Gross Award
                 S   =  Base Salary (excluding bonus award payments and other
                        items of miscellaneous income) of the Participant
                        during that portion of the year in which he or she
                        was employed in a designated position.
                 P   =  Percentage of award earned based on above schedule
                 M   =  Percent of salary eligible to be earned as a bonus
                        based on EPS performance.
                        FORMULA

                                  S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

    B. Performance Based Bonus

         All production unit managers, processing shift managers, processing managers, packing managers and shipping/preprice managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (McComb, Collins and Texas) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

        These managers will be paid in accordance with the following schedule:

                                                        ASSIGNED                      CORPORATE
                      PERCENTAGE OF SALARY              COMPLEX                       AGRI STATS
                      ELIGIBLE TO BE EARNED            OPERATIONS                       BOTTOM
                         AS BONUS BASED                  PROFIT                          LINE
                         ON PERFORMANCE                AGRI STATS                       REPORT
                             FACTORS                   (PER HEAD)                     (PER HEAD)
                                              (PERCENTAGE OF AWARD EARNED)   (PERCENTAGE OF AWARD EARNED)
TARGET                                                  TOP 10%              TOP THREE PLACES
Prod. Unit Mgrs,               10%                          50%                           50%
Proc. Plant Mgrs               10%                          50%                           50%
Proc. Shift Mgrs               10%                          50%                           50%
Processing Mgrs                10%                          50%                           50%
Packing Mgrs.                  10%                          50%                           50%
Ship/Preprice/ Mgrs            10%                          50%                           50%

HIGH AVERAGE                                            TOP 20%              PLACES FOUR THROUGH SIX
Prod. Unit Mgrs.               10%                        33.3%                         33.3%
Proc. Plant Mgrs               10%                        33.3%                         33.3%
Proc. Shift Mgrs.              10%                        33.3%                         33.3%
Processing Mgrs.               10%                        33.3%                         33.3%
Packing Mgrs.                  10%                        33.3%                         33.3%
Ship/Preprice/ Mgrs.           10%                        33.3%                         33.3%

LOW AVERAGE                                             TOP 30%              PLACES SEVEN THROUGH NINE
Prod. Unit Mgrs.               10%                        16.7%                         16.7%
Proc. Plant Mgrs               10%                        16.7%                         16.7%
Proc.Shift Mgrs.               10%                        16.7%                         16.7%
Processing Mgrs.               10%                        16.7%                         16.7%
Packing Mgrs.                  10%                        16.7%                         16.7%
Ship/Preprice/ Mgrs.           10%                        16.7%                         16.7%

      At the Foods Division, the Production Manager will receive a bonus based in part upon the Company's earnings per share performance as described on pages 6 and 7 of this plan, and in part based on the Foods Division's performance as measured by "growth in pre-tax operating income" and Corporate Agri Stats Bottom Line Analysis, per head, report, as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                      PERCENTAGE OF SALARY
                      ELIGIBLE TO BE EARNED      TARGET           CORPORATE
                          AS BONUS BASED         PRE TAX          AGRI STATS
                         ON PERFORMANCE         OPERATING        BOTTOM LINE
                             FACTORS          INCOME GROWTH     RPT (PER HEAD)
      TARGET                                       54%        TOP THREE PLACES
Production Manager            10%                  80%          20%

                                                   50%
Production Manager            10%                  65%

      AVERAGE                                      46%        PLACES FOUR THROUGH SIX
Production Manager            10%                  50%          10%

                                                   42%
Production Manager            10%                  35%

      LOW                                          38%        PLACES SEVEN THROUGH NINE
Production Manager            10%                  20%           5%

      The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                      A  =  Gross Award
                      S  =  Base Salary (excluding bonus award payments and
                            other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.
                      P  =  Percentage of award earned based on performance
                            factor
                      M  =  Percentage of salary eligible to be earned and
                            paid as a bonus on performance factor.

                      FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

      This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

      1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

      4. The per share return targets were calculated using 19,994,646 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.